Fees Summary	Feb. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,995,400,000
Previously Paid Amount	0
Total Fee Amount	305,495.75
Total Offset Amount	0
Net Fee	$ 305,495.75